Quarterly Holdings Report
for

Fidelity® Real Estate Investment Portfolio

April 30, 2019

REA-QTLY-0619
1.800348.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Equity Real Estate Investment Trusts (REITs) - 97.0%
REITs - Apartments - 21.6%
American Homes 4 Rent Class A	3,298,600	$79,100
Apartment Investment & Management Co. Class A	849,203	41,917
AvalonBay Communities, Inc.	887,200	178,265
Camden Property Trust (SBI)	759,900	76,484
Equity Residential (SBI)	2,455,600	187,657
Essex Property Trust, Inc.	302,700	85,513
Invitation Homes, Inc.	782,300	19,448
UDR, Inc.	5,059,441	227,422
		895,806
REITs - Diversified - 15.7%
Cousins Properties, Inc.	2,132,400	20,407
Crown Castle International Corp.	429,300	53,997
Digital Realty Trust, Inc.	1,602,300	188,607
Duke Realty Corp.	6,262,500	194,889
Equinix, Inc.	125,300	56,974
VICI Properties, Inc.	672,400	15,331
Vornado Realty Trust	1,297,900	89,737
Washington REIT (SBI)	1,013,400	28,618
		648,560
REITs - Health Care - 9.6%
Healthcare Trust of America, Inc.	1,283,800	35,407
Ventas, Inc.	2,930,854	179,104
Welltower, Inc.	2,452,640	182,795
		397,306
REITs - Hotels - 4.2%
Braemar Hotels & Resorts, Inc.	932,200	12,958
DiamondRock Hospitality Co.	4,491,000	48,772
Host Hotels & Resorts, Inc.	4,865,005	93,603
RLJ Lodging Trust	1,039,100	19,130
		174,463
REITs - Management/Investment - 0.3%
Lexington Corporate Properties Trust	1,477,700	13,403
REITs - Manufactured Homes - 6.1%
Equity Lifestyle Properties, Inc.	1,324,787	154,603
Sun Communities, Inc.	803,963	98,952
		253,555
REITs - Office Property - 11.9%
Boston Properties, Inc.	1,596,400	219,697
Brandywine Realty Trust (SBI)	4,015,200	61,794
Douglas Emmett, Inc.	639,800	26,353
Highwoods Properties, Inc. (SBI)	882,810	39,356
Piedmont Office Realty Trust, Inc. Class A	1,882,400	39,192
SL Green Realty Corp.	1,093,846	96,630
VEREIT, Inc.	1,254,700	10,364
		493,386
REITs - Regional Malls - 7.3%
Simon Property Group, Inc.	1,484,172	257,801
The Macerich Co.	1,065,900	42,785
		300,586
REITs - Shopping Centers - 4.8%
Acadia Realty Trust (SBI)	1,342,123	37,902
Kimco Realty Corp.	3,144,490	54,683
Regency Centers Corp.	1,583,100	106,337
		198,922
REITs - Single Tenant - 0.9%
Spirit Realty Capital, Inc.	892,580	36,114
REITs - Storage - 4.0%
CubeSmart	1,780,200	56,806
Extra Space Storage, Inc.	1,030,640	106,867
		163,673
REITs - Warehouse/Industrial - 10.6%
Americold Realty Trust	599,900	19,203
Prologis, Inc.	5,474,130	419,699
		438,902

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		4,014,676

Household Durables - 0.6%
Homebuilding - 0.6%
D.R. Horton, Inc.	572,600	25,372
Real Estate Management & Development - 1.0%
Real Estate Development - 1.0%
Instone Real Estate Group BV (a)(b)	1,682,248	41,038
TOTAL COMMON STOCKS
(Cost $2,801,959)		4,081,086

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 2.49% (c)
(Cost $60,265)	60,254,904	60,267
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,862,224)		4,141,353
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(4,502)
NET ASSETS - 100%		$4,136,851

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,038,000 or 1.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$857
Total	$857

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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